UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12.

SKYSHOP LOGISTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transactions applies:
(3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE 2011 ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2011

Dear Shareholder:

In this Internet age and our interest in saving the cost of printing and distributing the 2011 Proxy and 2010 Annual Report, we have adopted an electronic approach to communication with you and soliciting your vote.

This letter presents only an overview of the more complete proxy materials that are available to you at our web site. We encourage you to access and review all the important information contained in the proxy materials before voting.

1.	Our proxy statement is available at http://ir.stockpr.com/skyshoplogistics/proxy

2.	Our 10K Annual Report filed with the Securities & Exchange Commission on March 17, 2011, is available under Investors/SEC filings.

3.	If you want to receive a paper or email copy of these documents, please send our Corporate Controller Claudia Feldman an email at cfeldman@skyshoplogistics.com.

The 2011 Annual Meeting of Shareholders of SkyShop Logistics, Inc (the “Company”) will be held at the Company’s offices at 7805 NW 15 Street, Miami, Florida 33126 on July 15, 2011, at 10:00 AM Eastern Daylight Time. Only shareholders who own stock at the close of business on the record date of May 20, 2011, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is to consider and act upon the following proposals:

1.	The election of the following two (2) director nominees to serve until the Company’s 2014 Annual Meeting of Shareholders:

A.J. Hernandez
Albert P. Hernandez

2.	Ratification of the appointment of Morrison, Brown, Argiz & Farra, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	Any other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

The Board recommends a vote FOR each of the nominees to the Board, and FOR the ratification of the appointment of Morrison, Brown, Argiz & Farra, LLC, as the Company’s independent registered public accounting firm.

You can access the following proxy material at http://ir.stockpr.com/skyshoplogistics/proxy

●	Notice of the 2011 Annual Meeting of Shareholders
●	The Company’s 2011 Proxy Statement
●	The Company’s 2010 Annual Report on Form 10‐K for the year ended December 31, 2010

You may access the above proxy materials at http://ir.stockpr.com/skyshoplogistics/proxy and, thereafter, a proxy card online by logging on to: http://secure.corporatestock.com/vote.php and entering the control number and account number above your name and address at the top of this letter to vote your shares.

If you prefer a paper copy of the proxy materials, please send a written request to our offices at the address below, email us at cfeldman@skyshoplogistics.com, or call Claudia Feldman at (866) 759‐7678. Send written requests to:

SkyShop Logistics, Inc.
7805 NW 15th Street
Miami, FL 33126
Attn: Claudia Feldman

If interested, you may attend the Annual Meeting in person. Directions to attend the Annual Meeting where you may vote in person can be obtained by emailing Claudia Feldman at cfeldman@skyshoplogistics.com.

If you should have any questions about this Notice or this proxy, please call (866) 759‐7678 Monday through Friday from the hours of 8:00 AM to 5:00 PM Eastern Daylight Time.

This Notice also constitutes notice of the Annual Meeting.

Thank you in advance for your participation and for your investment in SkyShop Logistics, Inc.

Sincerely,

Albert P. Hernandez
Chief Executive Officer

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 15, 2011

Meeting Information
SKYSHOP LOGISTICS, INC.	Meeting Type: Annual Meeting
For holders as of: May 20, 2011
Date: July 15, 2011 Time: 10:00 AM EDT
	Location:	SKYSHOP LOGISTICS, INC.
7805 NW 15th Street
Miami, FL 33126

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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——   Before You Vote   ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 03, 2011 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items
The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

Nominees

1a	Albert P. Hernandez

1b	A.J. Hernandez

The Board of Directors recommends you vote FOR the following proposal(s):

2	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

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